TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                  ANNUAL REPORT

Transamerica Occidental's Separate Account Fund B concluded another successful year in 1996. The Fund's total return for 1996 was 28.00% after fees compared to the S&P 500's total return of 22.96%. The Fund's investments in established growth stocks like Intel, Microsoft, Gillette, and Charles Schwab served it particularly well.

Financial returns in the stock and bond markets diverged in 1996. Excellent corporate earnings reports rallied the stock market while worries over the strong economy and resurgent inflation kept bond market returns in check. In addition, mutual fund inflows into the stock market were spectacular. Over $200 billion flowed into the stock market through equity mutual funds and this large inflow of funds helped support higher valuation levels for common stock.

We believe the strong market in equities has occurred for very solid fundamental reasons. American companies have restructured themselves by rationalizing their assets and deploying new technologies. American companies have also become extraordinary global competitors by establishing technological standards and achieving global brand names. This has all come at a time when the baby boom generation is in its prime savings years and the government budget deficit is shrinking. The discrepancy between bond and stock market returns may eventually check the stock market's advance, but these underlying fundamental trends still add up to a positive long-term outlook for stocks.

The Fund's long-term investment strategy has generally favored companies with established brands, superior products, large market shares, high profitability, and smart managements. This has led to investments in large, well-known companies like those mentioned above. These companies enjoy inherent competitive advantages that should make them good stock market investments for years to come.

                       /s/ Gary U. Rolle

                       Gary U. Rolle
                       Chairman,
                       Board of Managers
                       Transamerica Occidental's
                       Separate Account Fund B




                        TABLE OF ACCUMULATION UNIT VALUES

                                                    Accumulation                                               Accumulation
                End of Quarter                       Unit Value      End of Quarter                             Unit Value
               ----------------                    -------------    ----------------                          ------------
               December, 1986..................     $  2.328998     March, 1992...........................     $  4.895752
               March, 1987.....................        3.107777     June, 1992............................        4.798707
               June, 1987......................        3.185307     September, 1992.......................        4.981578
               September, 1987.................        3.373161     December, 1992........................        5.580041
               December, 1987..................        2.412006     March, 1993...........................        5.893141
               March, 1988.....................        2.686389     June, 1993............................        6.139891
               June, 1988......................        2.933292     September, 1993.......................        6.868266
               September, 1988.................        3.012913     December, 1993........................        6.851062
               December, 1988..................        2.974378     March, 1994...........................        6.629959
               March, 1989.....................        3.222322     June, 1994............................        6.325672
               June, 1989......................        3.704618     September, 1994.......................        6.905430
               September, 1989.................        4.126660     December, 1994........................        7.364882
               December, 1989..................        3.975169     March, 1995...........................        8.376121
               March, 1990.....................        3.879319     June, 1995............................        9.806528
               June, 1990......................        4.124224     September, 1995.......................       11.275672
               September, 1990.................        3.268967     December, 1995........................       11.163517
               December, 1990..................        3.518587     March, 1996...........................       11.495829
               March, 1991.....................        4.337042     June, 1996............................       12.356950
               June, 1991......................        4.288242     September, 1996.......................       13.007681
               September, 1991.................        4.480883     December, 1996........................       14.289273
               December, 1991..................        4.908113

The table above covers the period from December 31, 1986 to December 31, 1996. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.



                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1996

                                Number
                                  of                                                          Market
                                Shares                     Common Stock                      Value (1)
                              ---------  ------------------------------------------------  -----------
                                         BANKING & FINANCIAL SERVICES (18.1%)
                               35,000    Franklin Resources, Inc........................   $ 2,393,125
                              125,000    Moneygram Payment Systems, Inc.*...............     1,656,250
                               85,000    Schwab (Charles) Corporation...................     2,720,000
                                8,000    Wells Fargo & Company..........................     2,158,000
                                                                                           -----------
                                                                                             8,927,375
                                         BROADCASTING (2.6%)
                               55,000    HSN, Inc.*.....................................     1,306,250
                                                                                           -----------

                                         BUSINESS SERVICES (7.5%)
                              101,576    First Data Corporation.........................     3,707,524
                                                                                           -----------

                                         CHEMICALS (4%)
                               34,000    BetzDearborn, Inc..............................     1,989,000
                                                                                           -----------

                                         COMPUTERS & BUSINESS EQUIPMENT (12.2%)
                               50,000    Applied Materials, Inc.*.......................     1,796,850
                               80,000    Dell Computer Corporation*.....................     4,250,000
                                                                                           -----------
                                                                                             6,046,850
                                         ELECTRONICS & ELECTRICAL EQUIPMENT (16.4%)
                               48,000    Intel Corporation..............................     6,284,976
                               45,000    Millipore Corporation..........................     1,861,875
                                                                                           -----------
                                                                                             8,146,851
                                         HOUSEHOLD PRODUCTS (4.7%)
                               30,000    Gillette Company...............................   $ 2,332,500
                                                                                           -----------

                                         RETAIL GROCERY (5%)
                               80,000    Smith's Food & Drug Centers, Inc.*.............     2,480,000
                                                                                           -----------

                                         SOFTWARE (15.6%)
                               50,000    Broderbund Software, Inc.*.....................     1,487,500
                               35,000    Intuit, Inc.*..................................     1,102,500
                               40,000    Microsoft Corporation*.........................     3,305,000
                               55,000    Transaction System Architects, Inc.*...........     1,828,750
                                                                                           -----------
                                                                                             7,723,750
                                         TRAVEL & LEISURE (13.1%)
                               33,000    Disney (Walt) Company..........................     2,297,625
                              100,000    Host Marriott Corporation*.....................     1,600,000
                              120,000    Mirage Resorts, Inc.*..........................     2,595,000
                                                                                           -----------
                                                                                             6,492,625


                                         Total Common Stock (99.2%).....................    49,152,725

                                         Cash, Cash Equivalents and Receivables
                                          Less Liabilities (.8%)........................       393,792
                                                                                           -----------

                                         NET ASSETS (100%)..............................   $49,546,517
                                                                                           -----------


----------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

    *  Indicates non-income producing stocks.

See notes to financial statements.


                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF NET ASSETS

                                December 31, 1996

                 ASSETS:
                 Investment in common stock-- at market value (cost  $23,148,635)....................     $ 49,152,725
                 Cash and cash equivalents...........................................................          399,444
                 Dividends and interest receivable...................................................           14,006
                 Miscellaneous accounts receivable...................................................            6,350
                                                                                                          ------------
                      TOTAL ASSETS...................................................................       49,572,525
                 LIABILITIES:
                 Due to Transamerica Occidental's general account....................................           26,008
                                                                                                          ------------
                 NET ASSETS..........................................................................     $ 49,546,517
                                                                                                          ============
                 Net assets attributable to variable annuity
                   contractholders-- 3,431,376 units at $14.289273 per  unit.........................     $ 49,031,862
                 Reserves for retired annuitants (Note C)............................................          514,655
                                                                                                          ------------
                                                                                                          $ 49,546,517

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year ended December 31,
                                                                                               1996             1995
                                                                                          --------------   ---------
                 Net investment loss...................................................    $   (321,912)    $   (301,346)
                 Net realized gain from security transactions..........................       5,630,822        1,632,093
                 Net unrealized gain on investments....................................       5,719,838       12,765,938
                                                                                           ------------     ------------
                 Net increase in Net Assets resulting from operations..................      11,028,748       14,096,685
                 Variable annuity deposits (net of sales and administration
                   expenses and applicable state premium taxes)........................          47,194           57,007
                 Payments to Contract Owners:
                   Annuity payments....................................................         (33,516)         (26,525)
                   Terminations and withdrawals........................................      (2,101,986)      (1,447,179)
                 Adjustment for mortality guarantees on retired annuitants.............          14,175           11,009
                                                                                           ------------     ------------
                 Total increase in Net Assets..........................................       8,954,615       12,690,997
                 Net Assets at beginning of year.......................................      40,591,902       27,900,905
                                                                                           ------------     ------------
                 Net Assets at end of year.............................................    $ 49,546,517     $ 40,591,902
                                                                                           ============     ============

See notes to financial statements.



                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 1996

                 NET INVESTMENT INCOME
                   INCOME:
                      Dividends........................................................................    $    209,147
                      Interest.........................................................................          40,106
                                                                                                           ------------
                        Total investment income........................................................         249,253
                                                                                                           ------------
                   EXPENSES (Note A):
                      Investment management services...................................................         131,807
                      Mortality and expense risk charges...............................................         439,358
                                                                                                           ------------
                        Total expenses.................................................................         571,165
                                                                                                           ------------
                   Net investment loss.................................................................        (321,912)
                                                                                                           ------------
                 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
                   Net realized gain from security transactions........................................       5,630,822
                   Net unrealized gain on investments..................................................       5,719,838
                                                                                                           ------------
                   Net realized and unrealized gain on investments.....................................      11,350,660
                                                                                                           ------------
                        Net increase in Net Assets resulting from
                         operations....................................................................    $ 11,028,748
                                                                                                           ============

See notes to financial statements.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                          NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Securities

    Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $14,229,174 and $16,274,580, respectively, in 1996. The Fund had gross unrealized gains of $26,004,090 at December 31, 1996 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

    Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

    Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund. Under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax.

Expenses

    The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

    The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

    As of December 31, 1996, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $30,542,706) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

    Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

    No remuneration was paid during 1996 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

    Selected data for an accumulation unit outstanding throughout each year are as follows:

                                                                    1996         1995        1994        1993       1992
                                                                 ----------   ----------  ---------   ---------  -------
                Investment income............................    $    .071    $    .044   $   .040    $   .046   $   .082
                Expenses.....................................         .163         .125       .089        .081       .064
                                                                 ---------    ---------   --------    --------   --------
                Net investment (loss) income.................        (.092)       (.081)     (.049)      (.035)      .018
                Net realized and unrealized gain on
                  investments................................        3.217        3.880       .563       1.306       .654
                                                                 ---------    ---------   --------    --------   --------
                     Net increase in accumulation unit
                       value.................................        3.125        3.799       .514       1.271       .672
                Accumulation unit value:
                  Beginning of year..........................       11.164        7.365      6.851       5.580      4.908
                                                                 ---------    ---------   --------    --------   --------
                  End of year................................    $  14.289    $  11.164   $  7.365    $  6.851   $  5.580
                                                                 =========    =========   ========    ========   ========
                Ratio of expenses to average accumulation
                  fund balance...............................         1.31%        1.32%      1.31%       1.30%      1.30%
                Ratio of net investment (loss) income to
                  average accumulation fund balance..........        (0.74)%      (0.86)%    (0.72)%     (0.57)%     0.37%
                Portfolio turnover...........................        32.94%       17.17%     30.62%      41.39%     43.48%
                Number of accumulation units outstanding
                  at end of year (000 omitted)...............       3,431        3,598      3,749       3,820      4,062


                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's
     Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                              /s/ ERNST & YOUNG LLP

Charlotte, North Carolina
February 18, 1997

       TRANSAMERICA
OCCIDENTAL'S SEPARATE                                                     LOGO
      ACCOUNT FUND B

       Managers and Officers

TRANSAMERICA
OCCIDENTAL'S SEPARATE
ACCOUNT FUND B
ANNUAL FINANCIAL
REPORT
DECEMBER 31, 1996

RICHARD N. LATZER, Manager
DONALD E. CANTLAY, Manager
DeWAYNE W. MOORE, Manager
GARY U. ROLLE, Chairman of the Board
PETER J. SODINI, Manager
BARBARA A. KELLEY, President
MATT R. COBEN, Vice President
SALLY S. YAMADA, Treasurer and Assistant
Secretary
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant Secretary

Distributor:

Transamerica Financial Resources, Inc.
1150 South Olive
Los Angeles, California 90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356

Ernst & Young LLP
One Independence Center
101 N. Tryon St., Suite 1100
Charlotte, NC 28246
Tel. (704) 372-6300

Transamerica Occidental
Life Insurance Company
Annuity Service Center
P.O. Box 31848
Charlotte, NC 28231-1848
800 258-4260

LOGO

This report cannot be used as sales literature.

TFM 1036 Ed. 2-97